HOME BANCSHARES, INC.
THE SHARES OF COMMON STOCK (THE “COMMON STOCK:) EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), OR UNDER THE ARKANSAS SECURITIES ACT. DURING THE PERIOD IN WHICH THE COMMON STOCK IS BEING OFFERED AND SOLD BY THE ISSUER, AND FOR A PERIOD OF NINE (9) MONTH FROM THE DATE OF THE LAST SALE BY THE ISSUER OF THE COMMON STOCK, ALL RESALES OF ANY PART OF THE COMMON STOCK SHALL BE MADE ONLY TO PERSONS RESIDENT WITHIN THE STATE OF ARKANSAS. THESE SECURITIES ARE BEING ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE LAWS OR AN EXEMPTION THEREFROM.
THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. THE CORPORATION WILL FURNISH TO THE HOLDER OF THE SHARES REPRESENTED BY THIS CERTIFICATE, UPON THE SHAREHOLDER’S WRITTEN REQUEST AND FREE OF CHARGE, INFORMATION CONCERNING THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES, AND LIMITATIONS APPLICABLE TO EACH CLASS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-as tenants in common	UNIF GIFT MIN ACT- . . . . . . . . .. . Custodian . . . . . . . . . .
(Cust) (Minor)
TEN ENT	-as tenants by the entireties	under Uniform Gifts to Minors Act. .. . . . . . . . . . . .
(State)
JT TEN	-as joint tenants with right of survivorship	UNIF TRF MIN ACT . . . . . . . . . . .. . . . .Custodian (until age. . . ). . . . . . . . . . . .
	and not as tenants in common	(Cust) (Minor)
under Uniform Transfers to Minors Act. . . . . . . . . .
(State)
Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
For value received, ________________________hereby sell, assign and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares

of the Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated:	20

Signature:

Signature:

Notice:	The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

          Signature(s) Guaranteed: Medallion Guarantee Stamp
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15 .